Exhibit 10.2

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

In re:	Chapter 11

BIOVEST INTERNATIONAL, INC.,	Case No. 8:13-bk-02892-KRM

Debtor.
/

FIRST MODIFICATION TO FIRST AMENDED PLAN OF
REORGANIZATION OF BIOVEST INTERNATIONAL, INC.
UNDER CHAPTER 11 OF TITLE 11, UNITED STATES CODE

STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
Charles A. Postler (Florida Bar No. 455318)
Daniel R. Fogarty (Florida Bar No. 0017532)
110 East Madison Street, Suite 200
Tampa, Florida 33602
Telephone:            (813) 229-0144
Facsimile:               (813) 229-1811
Email:                      cpostler@srbp.com
dfogarty@srbp.com
Counsel for Debtor and Debtor in Possession

Tampa, Florida
Dated as of June 10, 2013

NOTICE OF OPPORTUNITY TO OBJECT AND FOR HEARING

THIS  FIRST MODIFICATION TO FIRST AMENDED PLAN OF REORGANIZATION OF BIOVEST INTERNATIONAL, INC. UNDER CHAPTER 11 OF TITLE 11, UNITED STATES CODE (THE “FIRST MODIFICATION”) WILL BE APPROVED WITHOUT FURTHER NOTICE OR HEARING UNLESS A PARTY IN INTEREST FILES AN OBJECTION WITHIN FOURTEEN (14) DAYS FROM THE DATE THIS FIRST MODIFICATION IS ENTERED ON THE DOCKET.  IF YOU OBJECT TO THIS FIRST MODIFICATION, YOU MUST FILE YOUR OBJECTION WITH THE CLERK OF THE COURT AT SAM M. GIBBONS UNITED STATES COURTHOUSE, 801 NORTH FLORIDA AVENUE, ROOM 501, TAMPA, FLORIDA 33602, AND SERVE A COPY ON THE DEBTOR’S ATTORNEY, CHARLES A. POSTLER, ESQ., STICHTER, RIEDEL, BLAIN & PROSSER, P.A., 110 E. MADISON STREET, SUITE 200, TAMPA, FLORIDA 33602.

IF YOU FILE AND SERVE AN OBJECTION WITHIN THE TIME PERMITTED, THE COURT MAY SCHEDULE A HEARING AND YOU WILL BE NOTIFIED.  IF YOU DO NOT FILE AN OBJECTION WITHIN THE TIME PERMITTED, THE COURT WILL CONSIDER THAT YOU DO NOT OPPOSE THIS FIRST MODIFICATION AND THIS FIRST MODIFICATION WILL BE DEEMED APPROVED BY THE COURT WITHOUT FURTHER NOTICE OR HEARING.

Biovest International, Inc., as Debtor and Debtor in Possession in the Bankruptcy Case, hereby modifies and amends its First Amended Plan of Reorganization of Biovest International, Inc. under Chapter 11 of Title 11, United States Code, dated as of April 18, 2013 [Doc. No. 189-1] (the “First Amended Plan”), pursuant to the provisions of the First Amended Plan and the applicable provisions of the Bankruptcy Code and the Bankruptcy Rules, as follows:

1.           A new Article 9.11 shall be added to the First Amended Plan as follows:

“9.11   Certain Restrictions on Stock Transfers.”  Following the Effective Date, the Plan Shares (and any shares of Reorganized Biovest Common Stock issuable pursuant to the New Stock Options) issued under the Plan may not be sold, transferred, assigned, disposed of or otherwise traded by any recipient thereof until such time as determined by any underwriter or investment banking firm engaged by Reorganized Biovest with respect to a public offering or other capital raise.  The Creditors Committee shall have input into discussions between Reorganized Biovest and such underwriter or investment banking firm as to the timing for any trading in the shares of Reorganized Biovest Common Stock by the Holders of Allowed Class 8 Claims, but the Creditors Committee shall not be involved in any decisions with respect thereto (which shall be in the sole discretion of Reorganized Biovest). All stock certificates evidencing shares of Reorganized Biovest Common Stock issued under the Plan shall contain a legend thereon setting forth the foregoing provisions, and the transfer agent for the Reorganized Biovest Common Stock shall be instructed to comply with the provisions of this Article 9.11 with respect to any proposed transfer of shares of Reorganized Biovest Common Stock.”

2.           Unless otherwise defined or stated herein, capitalized terms used in this First Modification shall have the meaning ascribed to such terms in the First Amended Plan.

3.           Except as otherwise provided in this First Modification, no other amendments or modifications to the First Amended Plan (including the Exhibits thereto) are hereby made or intended, and the First Amended Plan shall otherwise remain in full force and effect.

DATED: June 10, 2013	Respectfully submitted,

BIOVEST INTERNATIONAL, INC.

	By:	/s/ David Moser
David Moser, Secretary

/s/ Charles A. Postler
Charles A. Postler (Florida Bar No. 455318)
Daniel R. Fogarty (Florida Bar No. 0017532)
STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
110 East Madison Street, Suite 200
Tampa, Florida 33602
Telephone:            (813) 229-0144
Facsimile:               (813) 229-1811
Email:                      cpostler@srbp.com
dfogarty@srbp.com
Counsel for Debtor and Debtor in Possession